SCHEDULE A

TO THE TRANSFER AGENCY AGREEMENT BETWEEN PROFUNDS AND FIS INVESTOR SERVICES LLC AND

BETWEEN ACCESS ONE TRUST AND FIS INVESTOR SERVICES LLC

APRIL 23, 2021

Series of ProFunds

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Bear ProFund

Biotechnology UltraSector ProFund

Bull ProFund

Communication Services UltraSector ProFund1

Consumer Goods UltraSector ProFund

Consumer Services UltraSector ProFund

Europe 30 ProFund

Falling U.S. Dollar ProFund

Financials UltraSector ProFund

Government Money Market ProFund

Health Care UltraSector ProFund

Industrials UltraSector ProFund

Internet UltraSector ProFund

Large-Cap Growth ProFund

Large-Cap Value ProFund

Mid-Cap ProFund

Mid-Cap Growth ProFund

Mid-Cap Value ProFund

NASDAQ-100 ProFund

Oil & Gas UltraSector ProFund

Oil Equipment & Services UltraSector ProFund2

Pharmaceuticals UltraSector ProFund

Precious Metals UltraSector ProFund

Real Estate UltraSector ProFund

Rising Rates Opportunity ProFund

Rising Rates Opportunity 10 ProFund

Rising U.S. Dollar ProFund

Semiconductor UltraSector ProFund

Short NASDAQ-100 ProFund

Short Oil & Gas ProFund

Short Precious Metals ProFund

Short Real Estate ProFund

Short Small-Cap ProFund

Small-Cap ProFund

Small-Cap Growth ProFund

Small-Cap Value ProFund

Technology UltraSector ProFund

Telecommunications UltraSector ProFund

U.S. Government Plus ProFund

UltraBear ProFund

UltraBull ProFund

UltraChina ProFund

UltraDow 30 ProFund

UltraEmerging Markets ProFund

UltraInternational ProFund

UltraJapan ProFund

UltraLatin America ProFund

UltraMid-Cap ProFund

UltraNASDAQ-100 ProFund

UltraShort China ProFund

UltraShort Dow 30 ProFund

UltraShort Emerging Markets ProFund

UltraShort International ProFund

UltraShort Japan ProFund

UltraShort Latin America ProFund

UltraShort Mid-Cap ProFund

UltraShort NASDAQ-100 ProFund

UltraShort Small-Cap ProFund

UltraSmall-Cap ProFund

Utilities UltraSector ProFund

Access Flex Bear High Yield ProFund

Access Flex High Yield ProFund

Series of ProFunds VP

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Bull

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP Government Money Market

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Oil & Gas

ProFund VP NASDAQ-100

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Semiconductor

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short Mid-Cap

ProFund VP Short International

ProFund VP Short NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP U.S. Government Plus

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP Ultra NASDAQ-100

ProFund VP UltraShort Dow 30

ProFund VP UltraShort NASDAQ-100

ProFund VP UltraSmall-Cap

ProFund VP Utilities

ProFund Access VP High Yield

11	f/k/a Mobile Telecommunications UltraSector ProFund
22	f/k/a Oil Equipment, Services & Distribution UltraSector ProFund